American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	September 30
ASSETS	2011	2010

Cash and due from banks	$23,450	$10,860
Interest-bearing deposits in other banks	30,086	16,338

Securities available for sale, at fair value	311,517	209,434
Securities held to maturity	2,383	4,501
Total securities	313,900	213,935

Restricted stock, at cost	6,404	4,161
Loans held for sale	3,359	3,952

Loans	817,858	519,421
Less allowance for loan losses	(9,086)	(8,542)
Net Loans	808,772	510,879

Premises and equipment, net	26,263	20,142
Other real estate owned, net	5,920	3,987
Goodwill	37,709	22,468
Core deposit intangibles, net	7,142	1,415
Accrued interest receivable and other assets	42,134	16,080

Total assets	$1,305,139	$824,217

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$170,398	$101,578
Demand deposits -- interest-bearing	188,480	91,301
Money market deposits	199,172	53,388
Savings deposits	72,428	62,841
Time deposits	433,999	316,522
Total deposits	1,064,477	625,630

Short-term borrowings:
Customer repurchase agreements	43,758	54,285
Long-term borrowings	10,238	8,525
Trust preferred capital notes	27,190	20,619
Accrued interest payable and other liabilities	8,115	4,290
Total liabilities	1,153,778	713,349

Shareholders' equity:
Preferred stock, $5 par, 2,000,000 shares authorized,
1,000,000 shares outstanding at September 30, 2011 and
none outstanding at September 30, 2010	5,000	-
Common stock, $1 par, 20,000,000 shares authorized,
7,802,976 shares outstanding at September 30, 2011 and
6,126,374 shares outstanding at September 30, 2010	7,803	6,126
Capital in excess of par value	56,094	27,200
Retained earnings	77,092	74,409
Accumulated other comprehensive income, net	5,372	3,133
Total shareholders' equity	151,361	110,868

Total liabilities and shareholders' equity	$1,305,139	$824,217

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2011	2010	2011	2010
Interest and Dividend Income:
Interest and fees on loans	$12,510	$6,994	$25,807	$21,220
Interest and dividends on securities:
Taxable	1,192	1,253	3,446	3,844
Tax-exempt	1,014	621	2,557	1,641
Dividends	35	24	88	71
Other interest income	28	90	112	268
Total interest and dividend income	14,779	8,982	32,010	27,044

Interest Expense:
Interest on deposits	2,079	1,722	5,246	5,004
Interest on short-term borrowings	82	93	244	297
Interest on long-term borrowings	86	65	144	192
Interest on trust preferred capital notes	189	343	829	1,030
Total interest expense	2,436	2,223	6,463	6,523

Net Interest Income	12,343	6,759	25,547	20,521
Provision for loan losses	525	435	1,198	1,005

Net Interest Income After Provision
for Loan Losses	11,818	6,324	24,349	19,516

Noninterest Income:
Trust fees	921	842	2,727	2,455
Service charges on deposit accounts	575	478	1,396	1,440
Other fees and commissions	429	290	1,083	856
Mortgage banking income	374	428	792	1,017
Securities gains (losses), net	-	67	(18)	42
Other	399	136	677	398
Total noninterest income	2,698	2,241	6,657	6,208

Noninterest Expense:
Salaries	3,676	2,596	8,707	7,590
Employee benefits	731	564	1,896	1,837
Occupancy and equipment	916	732	2,311	2,209
FDIC assessment	94	203	496	597
Bank franchise tax	206	168	557	503
Core deposit intangible amortization	546	94	735	283
Foreclosed real estate, net	(261)	(5)	174	279
Merger related expenses	390	-	1,534	-
Other	2,266	1,179	4,961	3,607
Total noninterest expense	8,564	5,531	21,371	16,905

Income Before Income Taxes	5,952	3,034	9,635	8,819
Income Taxes	1,823	806	2,716	2,392
Net Income	4,129	2,228	6,919	6,427
Dividends on preferred stock	51	-	51	-
Net income available to common shareholders	$4,078	$2,228	$6,868	$6,427

Net Income Per Common Share:
Basic	$0.52	$0.36	$1.02	$1.05
Diluted	$0.52	$0.36	$1.02	$1.05
Average Common Shares Outstanding:
Basic	7,800,614	6,125,359	6,705,607	6,122,876
Diluted	7,806,668	6,131,129	6,712,960	6,128,481

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2011	2011	2010	2011	2010
EARNINGS
Interest income	$14,779	$8,570	$8,982	$32,010	$27,044
Interest expense	2,436	1,971	2,223	6,463	6,523
Net interest income	12,343	6,599	6,759	25,547	20,521
Provision for loan losses	525	336	435	1,198	1,005
Noninterest income	2,698	1,988	2,241	6,657	6,208
Noninterest expense	8,564	7,028	5,531	21,371	16,905
Income taxes	1,823	211	806	2,716	2,392
Net income	4,129	1,012	2,228	6,919	6,427

PER COMMON SHARE
Earnings per share - basic	$0.52	$0.16	$0.36	$1.02	$1.05
Earnings per share - diluted	0.52	0.16	0.36	1.02	1.05
Cash dividends declared	0.23	0.23	0.23	0.69	0.69
Book value per share	19.40	18.06	18.10	19.40	18.10
Book value per share - tangible (a)	13.65	14.23	14.20	13.65	14.20
Closing market price	18.00	18.39	21.94	18.00	21.94

FINANCIAL RATIOS
Return on average assets	1.26%	0.48%	1.07%	0.92%	1.04%
Return on average equity	11.08	3.65	8.11	7.49	7.90
Return on average tangible equity (b)	17.24	5.00	10.69	10.73	10.47
Average equity to average assets	11.40	13.06	13.14	12.33	13.20
Net interest margin, taxable equivalent	4.41	3.65	3.74	3.98	3.82
Efficiency ratio	57.03	73.00	59.54	63.24	60.10
Effective tax rate	30.63	17.25	26.57	28.19	27.12

PERIOD-END BALANCES
Securities	$320,304	$237,440	$218,096	$320,304	$218,096
Loans held for sale	3,359	2,087	3,952	3,359	3,952
Loans, net of unearned income	817,858	514,081	519,421	817,858	519,421
Goodwill and other intangibles	44,851	23,600	23,883	44,851	23,883
Assets	1,305,139	846,016	824,217	1,305,139	824,217
Assets - tangible (a)	1,260,288	822,416	800,334	1,260,288	800,334
Deposits	1,064,477	658,950	625,630	1,064,477	625,630
Customer repurchase agreements	43,758	50,329	54,285	43,758	54,285
Other short-term borrowings	-	-	-	-	-
Long-term borrowings	37,428	21,032	29,144	37,428	29,144
Shareholders' equity	151,361	111,190	110,868	151,361	110,868
Shareholders' equity - tangible (a)	106,510	87,590	86,985	106,510	86,985

AVERAGE BALANCES
Securities	$296,095	$235,725	$214,532	$253,059	$199,282
Loans held for sale	2,641	1,984	4,991	2,048	3,664
Loans, net of unearned income	827,720	515,161	519,101	619,812	519,805
Interest-earning assets	1,171,982	773,750	762,742	904,023	749,505
Goodwill and other intangibles	44,437	23,651	23,935	30,688	24,029
Assets	1,306,796	848,783	836,033	999,219	821,861
Assets - tangible (a)	1,262,359	825,132	812,098	968,531	797,832
Interest-bearing deposits	896,873	549,397	530,191	664,091	517,543
Deposits	1,067,491	666,325	633,692	797,099	618,508
Customer repurchase agreements	45,356	47,220	59,126	45,452	61,698
Other short-term borrowings	2	-	92	45	31
Long-term borrowings	37,439	21,062	29,174	28,820	29,211
Shareholders' equity	149,033	110,859	109,885	123,184	108,512
Shareholders' equity - tangible (a)	104,596	87,208	85,950	92,496	84,483

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)
	3rd Qtr	2nd Qtr		3rd Qtr	YTD	YTD
CAPITAL	2011	2011		2010	2011	2010
Average shares outstanding - basic	7,800,614	6,154,396		6,125,359	6,705,607	6,122,876
Average shares outstanding - diluted	7,806,668	6,161,265		6,131,129	6,712,960	6,128,481
Shares repurchased	-	-		-	-	-
Average price of shares repurchased	$-	$-		$-	$-	$-

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,744	$8,257		$8,135	$8,420	$8,166
Provision for loan losses	525	336		435	1,198	1,005
Charge-offs	(252)	(134)		(137)	(957)	(869)
Recoveries	69	285		109	425	240
Ending balance	$9,086	$8,744		$8,542	$9,086	$8,542

LOANS
Construction and land development	$57,111	$35,756		$42,602	$57,111	$42,602
Commercial real estate	346,715	208,685		206,142	346,715	206,142
Residential real estate	174,493	114,510		118,554	174,493	118,554
Home equity	99,727	61,218		64,847	99,727	64,847
Commercial and industrial	131,704	87,449		80,818	131,704	80,818
Consumer	8,108	6,463		6,458	8,108	6,458
Total	$817,858	$514,081		$519,421	$817,858	$519,421

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$-		$-	$-	$-
Nonaccrual	13,455	3,464		3,910	13,455	3,910
Foreclosed real estate	5,920	3,513		3,987	5,920	3,987
Nonperforming assets	$19,375	$6,977		$7,897	$19,375	$7,897

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.09%	(0.12	) %	0.02%	0.11%	0.16%
Nonperforming assets to total assets	1.48	0.82		0.96	1.48	0.96
Nonperforming loans to total loans	1.65	0.67		0.75	1.65	0.75
Allowance for loan losses to total loans	1.11	1.70		1.64	1.11	1.64
Allowance for loan losses to
nonperforming loans	67.53	252.42		218.47	67.53	218.47

OTHER DATA
Fiduciary assets at period-end (c)	$340,941	$368,579		$370,016	$340,941	$370,016
Retail brokerage assets at period-end (c)	$149,284	$49,636		$47,507	$149,284	$47,507
Number full-time equivalent employees (d)	306	244		242	306	242
Number of full service offices	25	18		18	25	18
Number of loan production offices	1	1		1	1	1
Number of ATM's	31	26		26	31	26

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter

American National Bankshares Inc. and Subsidiaries
Net Interest Income Analysis
For the Three Months Ended September 30, 2011 and 2010
(in thousands, except rates)
Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2011	2010	2011	2010	2011	2010
Loans:
Commercial	$136,204	$76,618	$1,603	$934	4.67%	4.84%
Real estate	685,628	441,069	10,778	5,968	6.29	5.41
Consumer	8,529	6,405	163	126	7.58	7.80
Total loans	830,361	524,092	12,544	7,028	6.04	5.36

Securities:
Federal agencies	32,448	60,079	186	459	2.29	3.06
Mortgage-backed & CMO's	87,785	53,839	615	493	2.80	3.66
State and municipal	168,134	94,419	1,896	1,217	4.51	5.16
Other	7,728	6,195	78	55	4.04	3.55
Total securities	296,095	214,532	2,775	2,224	3.75	4.15

Deposits in other banks	45,526	24,118	28	90	0.24	1.48

Total interest-earning assets	1,171,982	762,742	15,347	9,342	5.23	4.89

Non-earning assets	134,814	73,291

Total assets	$1,306,796	$836,033

Deposits:
Demand	$171,744	$90,731	132	16	0.30	0.07
Money market	208,962	70,011	232	94	0.44	0.53
Savings	72,088	63,562	26	22	0.14	0.14
Time	444,079	305,887	1,689	1,590	1.51	2.06
Total deposits	896,873	530,191	2,079	1,722	0.92	1.29

Customer repurchase agreements	45,356	59,126	82	93	0.72	0.62
Other short-term borrowings	2	92	0	0	0.75	0.43
Long-term borrowings	37,439	29,174	275	408	2.94	5.59
Total interest-bearing
liabilities	979,670	618,583	2,436	2,223	0.99	1.43

Noninterest bearing
demand deposits	170,618	103,501
Other liabilities	7,475	4,064
Shareholders' equity	149,033	109,885
Total liabilities and
shareholders' equity	$1,306,796	$836,033

Interest rate spread					4.24%	3.46%
Net interest margin					4.41%	3.74%

Net interest income (taxable equivalent basis)			12,911	7,119
Less: Taxable equivalent adjustment			568	360
Net interest income			$12,343	$6,759

American National Bankshares Inc. and Subsidiaries
Net Interest Income Analysis
For the Nine Months Ended September 30, 2011 and 2010
(in thousands, except rates)
Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2011	2010	2011	2010	2011	2010
Loans:
Commercial	$98,121	$78,180	$3,392	$2,826	4.62%	4.83%
Real estate	516,165	438,736	22,093	18,096	5.71	5.50
Consumer	7,574	6,553	419	397	7.40	8.10
Total loans	621,860	523,469	25,904	21,319	5.56	5.43

Securities:
Federal agencies	37,197	63,929	765	1,535	2.74	3.20
Mortgage-backed & CMO's	67,843	47,795	1,571	1,473	3.09	4.11
State and municipal	141,481	80,625	4,889	3,223	4.61	5.33
Other	6,538	6,933	193	185	3.94	3.56
Total securities	253,059	199,282	7,418	6,416	3.91	4.29

Deposits in other banks	29,104	26,754	112	268	0.51	1.34

Total interest-earning assets	904,023	749,505	33,434	28,003	4.93	4.98

Non-earning assets	95,196	72,356

Total assets	$999,219	$821,861

Deposits:
Demand	$122,497	$94,607	167	58	0.18	0.08
Money market	111,801	77,691	382	285	0.46	0.49
Savings	66,138	63,644	69	66	0.14	0.14
Time	363,655	281,601	4,628	4,595	1.70	2.18
Total deposits	664,091	517,543	5,246	5,004	1.06	1.29

Customer repurchase agreements	45,452	61,698	244	297	0.72	0.64
Other short-term borrowings	45	31	0	0	0.47	0.43
Long-term borrowings	28,820	29,211	973	1,222	4.50	5.58
Total interest-bearing
liabilities	738,408	608,483	6,463	6,523	1.17	1.43

Noninterest bearing
demand deposits	133,008	100,965
Other liabilities	4,619	3,901
Shareholders' equity	123,184	108,512
Total liabilities and
shareholders' equity	$999,219	$821,861

Interest rate spread					3.76%	3.55%
Net interest margin					3.98%	3.82%

Net interest income (taxable equivalent basis)			26,971	21,480
Less: Taxable equivalent adjustment			1,424	959
Net interest income			$25,547	$20,521